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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 24, 1998

                         Commission file number 0-17684
                                                -------

                        ML/EQ Real Estate Portfolio, L.P.
                        ---------------------------------
       (Exact name of registrant as specified in its governing instrument)

             Delaware                                   58-1739523
--------------------------------------------------------------------------------
      (State of Organization)               (I.R.S. Employer Identification No.)

           3424 Peachtree Road N.E., Suite 800, Atlanta, Georgia 30326
           -----------------------------------------------------------
      (Address of principal executive office)                      (Zip Code)

       (Registrant's telephone number, including area code) (404) 239-5002
                                                             -------------




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                               REPORT ON FORM 8-K



Item 2.  Acquisition or Disposition of Assets

                On November 24, 1998, EML Associates, (the "Venture"), in which ML/EQ Real Estate Portfolio, L.P. (the "Partnership") holds an 80% interest, completed the sale of 1200 Whipple Road and 1345 Doolittle Drive, at a cash price of $26,512,375. Prior to the sale, both 1200 Whipple Road and 1345 Doolittle Drive were wholly-owned by the Venture. 1200 Whipple Road is a one-story warehouse/distribution property located in the Hayward-Union City market area, approximately 25 miles southeast of San Francisco. 1345 Doolittle Drive is a one-story warehouse/distribution property located in San Leandro, California, approximately one mile south of Oakland International Airport. The Venture received $25,878,974 in cash at closing, after deduction for closing costs and prorations. The sale resulted in a gain of $8,543,703 to the Venture. Management will make a special distribution of $4.82 per unit on December 21, 1998, representing a return of capital from sale or financing proceeds, to holders of record as of November 24, 1998. The purchaser, SPP Real Estate (USA), Inc. is unaffiliated with the Partnership and the Venture, and the transaction was negotiated at arm's length.

Item 7.  Financial Statements and Exhibits

                (a)  Pro Forma Financial Statements

                         (i) Pro Forma condensed consolidated balance sheet
                             dated September 30, 1998 (unaudited).

                         (ii)Pro Forma consolidated statement of operations for
                             the nine months ended September 30, 1998
                             (unaudited) and the year ended December 31, 1997 (unaudited).


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                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (unaudited)

This unaudited pro forma balance sheet is presented as if the Venture's sale of 1200 Whipple Road and 1345 Doolittle Drive had occurred on September 30, 1998. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1998, nor does it purport to represent the future financial position of the Partnership.

                                                                               Adjustments For
                                                                                Sale of 1200
                                                                              Whipple and 1345
                                                                Historical        Doolittle                Pro Forma
                                                               ------------   ----------------            ------------

ASSETS

      NET REAL ESTATE INVESTMENTS                              $111,050,982      $(16,370,879)   (A)      $ 94,680,103

      CASH AND CASH EQUIVALENTS                                   6,966,295          (265,791)   (B)         6,700,504

      OTHER ASSETS - NET                                          9,393,693        (1,219,558)   (C)         8,174,135
                                                               ------------      ------------             ------------

           TOTAL ASSETS                                        $127,410,970      $(17,856,228)            $109,554,742
                                                               ============      ============             ============

LIABILITIES AND PARTNERS' CAPITAL

      LIABILITIES                                              $  2,628,969      $   (255,166)   (C)      $  2,373,803

      MINORITY INTEREST IN THE VENTURE                           31,200,870         1,708,741    (D)        32,909,611

      PARTNERS' CAPITAL

           General partners                                       2,566,021           341,748    (E)         2,907,769
           Initial limited partner                                    6,378               299    (E)             6,677
           Limited partners (5,424,225 BACs issued
           and outstanding)                                      91,008,732       (19,651,850)   (E)        71,356,882
                                                               ------------      ------------             ------------

                Total partners' capital                          93,581,131       (19,309,803)              74,271,328
                                                               ------------      ------------             ------------

           TOTAL LIABILITIES AND PARTNERS'
           CAPITAL                                             $127,410,970      $(17,856,228)            $109,554,742
                                                               ============      ============             ============

          See notes to pro forma condensed consolidated balance sheet.

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


                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

A. Represents the Venture's sale of 1200 Whipple Road and 1345 Doolittle Drive having a combined net book value of $16,370,879 at September 30, 1998.

B. Represents the amount of cash received by the Venture at closing of $25,878,974, offset by the $26,144,765 special distribution to BAC holders.

C. Represents net other assets and liabilities of 1200 Whipple Road and 1345 Doolittle Drive transferred in connection with the sale.

D. Reflects 20% minority interest share of the $8,543,703 gain on the sale of 1200 Whipple Road and 1345 Doolittle Drive.

E. Reflects the Partnership's share of the $8,543,703 gain on the sale of 1200 Whipple Road and 1345 Doolittle Drive allocated 95% to the limited partners as a group and 5% to the general partners. The limited partners' share of the gain has been reduced by the $4.82 per unit special distribution to BAC holders.


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


                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (unaudited)

The accompanying pro forma consolidated statement of operations is presented as if the Venture's sale of 1200 Whipple Road and 1345 Doolittle Drive had occurred as of January 1, 1997. In management's opinion, all adjustments necessary to reflect the effects of this transaction have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had this transaction occurred on January 1, 1997, nor does it purport to represent the results of operations for future periods.

                                                                    Adjustments For
                                                                      Sale of 1200
                                                                    Whipple and 1345
                                                     Historical         Doolittle  (A)    Pro Forma
                                                    ------------       -----------       ------------

REVENUE:

      Rental income                                 $ 15,115,871       $(1,787,601)      $ 13,328,270
      Lease termination income                            12,501                --             12,501
      Interest on loans receivable                       461,250                --            461,250
                                                    ------------       -----------       ------------

           Total revenue                              15,589,622        (1,787,601)        13,802,021
                                                    ------------       -----------       ------------

OPERATING EXPENSES:

      Real estate operating expenses                   6,207,514          (190,386)         6,017,128
      Depreciation and amortization                    2,520,468          (223,080)         2,297,388
      Real estate taxes                                1,363,810          (158,226)         1,205,584
      Property management fees                           334,383           (33,106)           301,277
                                                    ------------       -----------       ------------

           Total operating expenses                   10,426,175          (604,798)         9,821,377
                                                    ------------       -----------       ------------

INCOME FROM PROPERTY OPERATIONS                        5,163,447        (1,182,803)         3,980,644

OTHER INCOME (EXPENSE):

      Interest and other nonoperating income             426,944              (200)           426,744
      Loss on write-down of real estate assets        (3,581,890)               --         (3,581,890)
      Asset management fees                             (465,919)           81,227  (B)      (384,692)
      Amortization of guaranty fee                      (178,834)               --           (178,834)
      General and administrative                        (678,860)               --           (678,860)
                                                    ------------       -----------       ------------

           Total other income (expense) -  net        (4,478,559)           81,027         (4,397,532)
                                                    ------------       -----------       ------------

INCOME (LOSS) BEFORE MINORITY INTEREST                   684,888        (1,101,776)          (416,888)

MINORITY INTEREST IN NET INCOME OF
CONSOLIDATED VENTURE                                    (363,611)          220,355           (143,256)
                                                    ------------       -----------       ------------

NET INCOME (LOSS)                                   $    321,277       $  (881,421)      $   (560,144)
                                                    ============       ===========       ============

ALLOCATION OF NET INCOME (LOSS):
      General partners                              $     16,064                         $    (28,007)
      Initial limited partner                                 14                                  (25)
      Limited partners                                   305,199                             (532,112)
                                                    ------------                         ------------

TOTAL                                               $    321,277                         $   (560,144)
                                                    ============                         ============

NET INCOME (LOSS) PER LIMITED
PARTNER BAC                                         $       0.06                         $      (0.10)
                                                    ============                         ============

WEIGHTED AVERAGE BACs OUTSTANDING                      5,424,225                            5,424,225
                                                    ============                         ============

           See notes to pro forma consolidated statement of operations


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


                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (unaudited)

                                                                     Adjustments For
                                                                        Sale of 1200
                                                                     Whipple and 1345
                                                     Historical        Doolittle (A)      Pro Forma
                                                    ------------       -------------     ------------
REVENUE:

      Rental income                                 $ 24,458,345       $(2,336,001)      $ 22,122,344
      Lease termination income                           132,840                --            132,840
      Interest on loans receivable                       615,000                --            615,000
                                                    ------------       -----------       ------------

           Total revenue                              25,206,185        (2,336,001)        22,870,184
                                                    ------------       -----------       ------------

OPERATING EXPENSES:

      Real estate operating expenses                   9,664,185          (120,837)         9,543,348
      Depreciation and amortization                    4,282,026          (446,721)         3,835,305
      Real estate taxes                                3,076,092          (197,162)         2,878,930
      Property management fees                           554,471           (40,143)           514,328
                                                    ------------       -----------       ------------

           Total operating expenses                   17,576,774          (804,863)        16,771,911
                                                    ------------       -----------       ------------

INCOME FROM PROPERTY OPERATIONS                        7,629,411        (1,531,138)         6,098,273

OTHER INCOME (EXPENSE):

      Gain on sale of real estate                      3,288,138                --          3,288,138
      Interest and other nonoperating income           1,369,424            (1,492)         1,367,932
      Asset management fees                             (747,302)          108,600 (B)       (638,702)
      Amortization of guaranty fee                      (268,251)               --           (268,251)
      General and administrative                        (725,258)               --           (725,258)
                                                    ------------       -----------       ------------

           Total other income (expense) - net          2,916,751           107,108          3,023,859
                                                    ------------       -----------       ------------

INCOME BEFORE MINORITY INTEREST                       10,546,162        (1,424,030)         9,122,132

MINORITY INTEREST IN NET INCOME OF
CONSOLIDATED VENTURE                                  (2,434,011)          284,806         (2,149,205)
                                                    ------------       -----------       ------------

NET INCOME                                          $  8,112,151       $(1,139,224)      $  6,972,927
                                                    ============       ===========       ============

ALLOCATION OF NET INCOME:
      General partners                              $    405,608                         $    348,646
      Initial limited partner                                355                                  305
      Limited partners                                 7,706,188                            6,623,976
                                                    ------------                         ------------

TOTAL                                               $  8,112,151                         $  6,972,927
                                                    ============                         ============

NET INCOME PER LIMITED PARTNER BAC                  $       1.42                         $       1.22
                                                    ============                         ============

WEIGHTED AVERAGE BACs OUTSTANDING                      5,424,225                            5,424,225
                                                    ============                         ============

           See notes to pro forma consolidated statement of operations


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                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

A. On November 24, 1998, 1200 Whipple Road and 1345 Doolittle Drive were sold and all of their operating revenues and expenses have been eliminated for the period presented in arriving at pro forma amounts. The sale resulted in a gain of $8,543,703, which is not reflected in the pro forma statement of operations.

B. Represents the portion of asset management fees related to 1200 Whipple Road and 1345 Doolittle Drive. Asset management fees are based on the purchase price of each property multiplied by .75% annual basis points for rental properties. Asset management fees are paid to the Managing General Partner. Such asset management fees are then paid to Lend Lease Real Estate Investments, Inc by the Managing General Partner.


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                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on behalf of the undersigned hereunto duly authorized.



                                       ML/EQ Real Estate Portfolio, L.P.


                                       By: EREIM Managers Corp.
                                       Managing General Partner






                                       By: /s/ Patricia C. Snedeker
                                           ------------------------------------
                                       Patricia C. Snedeker
                                       Vice President, Controller and Treasurer
                                       (Principal Accounting Officer)


Dated:  December 8, 1998




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